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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2002


                                 Citigroup Inc.

             (Exact name of registrant as specified in its charter)

           DELAWARE                      1-9924                 52-1568099
       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                399 PARK AVENUE, NEW YORK, NEW YORK         10043
              (Address of principal executive offices)    (Zip Code)

                                 (212) 559-1000
                         (Registrant's telephone number,
                              including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 5. OTHER EVENTS.

On November 13, 2002, Citigroup Inc. ("Citigroup" or the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "September 30, 2002 Form 10-Q") with the Securities and Exchange Commission. In the September 30, 2002 Form 10-Q, the Company presented Travelers Property and Casualty Corp. ("TPC") as a discontinued operation and also presented updated business segment disclosures based on certain recent organizational changes. Accordingly, the Company is filing this Form 8-K to conform its historical financial statements to reflect these changes. The Company is also providing voluntary supplemental disclosure which discusses these changes as they impact the historical results of operations.

The voluntary supplemental information included in this Form 8-K affects only disclosures related to segment results and discontinued operations and should be read in conjuction with the full 2001 Form 10K filed on March 13, 2002.
The information included in this Form 8-K does not in any way restate or revise Citigroup's net income in any previously reported financial statements.

ORGANIZATIONAL CHANGES

On June 11, 2002, Citigroup issued a press release announcing organizational changes that emphasized the organization of its segments along global product lines. Citigroup's internal management reporting was realigned to follow its organizational changes. Citigroup modified the Company's financial reporting format to be consistent with this internal reporting.

PRODUCT DISCLOSURE

Financial disclosure is organized by segments along product lines:

GLOBAL CONSUMER -- CARDS, CONSUMER FINANCE, and RETAIL BANKING.
GLOBAL CORPORATE AND INVESTMENT BANK -- CAPITAL MARKETS AND BANKING, PRIVATE CLIENT, and TRANSACTION SERVICES.
GLOBAL INVESTMENT MANAGEMENT -- LIFE INSURANCE AND ANNUITIES, PRIVATE BANK, and ASSET MANAGEMENT.
PROPRIETARY INVESTMENT ACTIVITIES
CORPORATE/OTHER

REGIONAL DISCLOSURE

Supporting this product structure is disclosure of Citigroup's net income by region, including:

     NORTH AMERICA (EXCLUDING MEXICO)
     MEXICO
     WESTERN EUROPE
     JAPAN
     LATIN AMERICA
     ASIA (EXCLUDING JAPAN)
     CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA (CEEMEA)

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As required by SFAS No. 131, "Disclosures about Segments of an Enterprise and
Related Information," the historical consolidated financial statements issued by Citigroup have been conformed to reflect modifications to its reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information.

DISCONTINUED OPERATIONS

On August 20, 2002, Citigroup completed the distribution to its stockholders of a majority portion of its remaining ownership interest in TPC. As required by Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), the results of TPC were reported in the September 30, 2002 Form 10-Q's Unaudited
Statements of Income and Cash Flows separately as discontinued operations for all periods presented. TPC represented the primary vehicle by which Citigroup engaged in the property and casualty insurance business.

                     **************************************

Attached hereto as Exhibit 99.01 and incorporated by reference herein is voluntary supplemental information reflecting the impact of the discontinued operation and business segment changes on the Company's organizational structure and historical results of operations. Also attached hereto as Exhibit 99.02 and incorporated by reference herein are updated historical audited financial statements of Citigroup which have been conformed to reflect both TPC as a discontinued operation as well as updated business segment disclosures. The financial statements included in Exhibit
99.02 shall serve as the historical audited financial statements of Citigroup for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citigroup files its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Information contained in Exhibit 99.01 should be read in conjunction with and as a supplement to information contained in Citigroup's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Except for the discussions of the organizational and discontinued operations changes, and except as otherwise noted, all information, including information contained in any forward-looking statements, presented in Exhibit 99.01 is at and as of December 31, 2001. For current discussions regarding business trends and forward-looking statements, reference is made to the September 30, 2002 Form 10-Q.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Not applicable.
(b)     Not applicable.
(c)     Exhibits.

EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT

99.01 Supplemental information of Citigroup reflecting certain organizational and discontinued operations changes.

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99.02             Historical audited consolidated financial statements of
                  Citigroup, conformed to reflect organization changes and discontinued operations. Also included is the independent auditors' report dated January 17, 2002, except as to notes 1, 3, 4, 15 and 21, which are as of November 20,
                  2002.

99.03             Consent of KPMG LLP.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITIGROUP INC.

Dated: November 20, 2002



                                   By: /s/ William P. Hannon
                                       ---------------------
                                       William P. Hannon
                                       Controller and
                                       Chief Accounting Officer